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                                                                 EXHIBIT 10.49

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                                     BETWEEN
                              DBS INDUSTRIES, INC.
                                       AND
                           FREDERICK R. SKILLMAN, JR.

         Pursuant to the Employment Agreement (the "Agreement") dated July 28, 1999, by and between DBS Industries, Inc., a Delaware corporation (the "Company") and Frederick R, Skillman, Jr. (the "Employee") collectively the "parties", the terms and conditions are hereby amended as follows:

         Article III, Section 3.4. STOCK OPTIONS: Employee shall be granted stock options to purchase 150,000 shares of DBSI's common stock at an exercise price determined by the closing price of DBSI stock on September 1, 1999 at a discounted exercise price of $.7573 per share as approved by the Board of Directors on September 1, 1999. The options are subject to vesting, 75,000 of which shall vest immediately at September 1, 1999, and the remainder shall vest at the end of the Employment Term on July 31, 2000. In addition, the stock options are subject to (a) further terms and conditions set forth herein and in Stock Option Agreement attached hereto as Exhibit A and (b) the Employee's execution of the Stock Option Agreement and all documents customarily required by the Company to effect the grant of the options.

         In connection with the Company's intention to file a registration statement to register shares of its common stock for an employee benefit plan on Form S-8, the Company shall also use its best efforts to register the common stock underlying the stock options granted to Employee pursuant to this Section 3.4.

         All other terms and conditions of the Employment Agreement shall remain as found in the original Agreement dated July 28, 1999, except for revisions approved by Board action.

         IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of this 1st day of September, 1999.

EMPLOYER:                               DBS INDUSTRIES, INC.

                                  BY:
                                      -------------------------
                                      FRED W. THOMPSON, PRESIDENT

EMPLOYEE:                         BY:
                                      -------------------------
                                      FREDERICK R. SKILLMAN, JR.


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